                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2006

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                                    1-10986                        11-2148932
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(State or other jurisdiction of             (Commission File Number)            (IRS Employer
           incorporation)                                                     Identification No.)

   1938 New Highway, Farmingdale, NY                              11735
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   (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [  ] Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

          [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

          [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          MISONIX, INC. (the "Company") and Fleet National Bank, a Bank
          of America Company (the "Bank") are parties to the Loan and
          Security Agreement dated as of January 18, 2002, as amended by
          Amendment No. 1 to the Loan and Security Agreement dated as of
          November 12, 2002, as further amended by Amendment No. 2 to the Loan and Security Agreement dated June 20, 2003, as
          further amended by Amendment No. 3 to the Loan and Security
          Agreement dated as of January 18, 2005, as further amended by
          Amendment No. 4 to the Loan and Security Agreement dated as of
          February 18, 2005 and as further amended by Amendment No. 5 to the Loan and Security Agreement dated as of February 14, 2006
          (collectively, the "Agreement").

          As of May 12, 2006, the Company and the Bank entered into a letter agreement (the "Waiver Letter") waiving the Company's failure to comply with the financial covenants contained in the Agreement pertaining to (i) the Quick Ratio (as defined in the Agreement) required to be maintained at March 31, 2006;
          (ii) permitting an operating loss in excess of $2,300,000 for the two consecutive fiscal quarters ended March 31, 2006; and
          (iii) the minimum consolidated EBITDA (as defined in the
          Agreement) loss not exceeding $300,000 at March 31, 2006.

          On May 15, 2006, the Company entered into Amendment No. 6, dated as of May 12, 2006, to the Agreement (the "Amendment")
          with the Bank. The Amendment modifies the definition of
          "Borrowing Capacity" under the Agreement to provide that the
          Company can borrow (i) $6,000,000, provided that the Company demonstrates to the Bank that all of the financial covenants set forth in the Agreement have been complied with, or (ii)
          $2,500,000, so long as the Company fails to demonstrate to the
          Bank that all of the financial covenants have been complied with.

          The foregoing description of the Waiver Letter and the
          Amendment is qualified in its entirety by reference to the provisions of the Amendment and the Waiver Letter attached to this report as Exhibits 10(xx) and (yy), respectively.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

          Exhibit 10(xx) Letter Agreement dated as of May 12, 2006.

          Exhibit 10(yy) Amendment No. 6 to the Loan and Security Agreement.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006        MISONIX, INC.

                          By: /s/ Richard Zaremba
                              -------------------
                              Richard Zaremba
                              Senior Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Description
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10(xx)            Letter Agreement dated as of May 12, 2006

10(yy)            Amendment No. 6 to the Loan and Security Agreement

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